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                                                                   Exhibit 10.18

                        (SAIFUN SEMICONDUCTORS LTD. LOGO)

                           SAIFUN SEMICONDUCTORS LTD.

                          D&O LETTER OF INDEMNIFICATION

To: [Director/ Officer]

You are or have been appointed a director and/or an officer of Saifun Semiconductors Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), and in order to enhance your service to the Company in an effective manner, the Company desires to provide hereunder for your indemnification in accordance with the terms set forth below:

1. INDEMNIFICATION. The Company hereby undertakes to indemnify you to the fullest extent permitted by applicable law and the Company's Articles of Association as amended from time to time and to such greater extent as may be permitted by applicable law hereafter, in respect of the following:

     1.1. any financial obligation imposed on you in favor of another person by a court judgment, including a settlement or an arbitrator's award approved by court, in respect of any action described in Section 5 below ("ACTIONS"), taken or made by you in your capacity as a director or an officer of the Company;

     1.2. reasonable litigation expenses, including attorneys' fees, expended by you as a result of an investigation or proceeding instituted against you by an authority authorized to conduct such investigation or proceeding, provided that
(i) no indictment (as defined in the Companies Law-1999) was filed against you as a result of such investigation or proceeding; and (ii) no financial liability as a substitute for the criminal proceeding (as defined in the Companies Law-1999) was imposed upon you as a result of such investigation or proceeding or if such financial liability was imposed, it was imposed with respect to an offence that does not require proof of mens rea (criminal intent), all in respect of any actions taken by you in your capacity as a director or an officer of the Company (including but not limited to the Actions); and

     1.3. reasonable litigation expenses, including attorneys' fees, expended by you or charged to you by a court, in a proceeding instituted against you by the Company or on its behalf or by another person, or in any criminal proceedings in which you are acquitted, or in any criminal proceedings of an offence which does not require proof of mens rea (criminal intent) in which you are convicted, all in respect of any actions taken by you in your capacity as a director or an officer of the Company (including but not limited to the Actions).

     The above indemnification will also apply to any action taken by you (and with respect to Section 1.1, only with respect to an Action as detailed in
Section 5 below) in your capacity as a director or an officer of any subsidiary or affiliate of the Company (a "SUBSIDIARY") subject to the applicable law in such Subsidiary's jurisdiction and subject to such Subsidiary's incorporation documents.

2. INDEMNIFICATION EXCLUSIONS. The Company will not indemnify you for any amount you may be obligated to pay in respect of:

     2.1. a breach of your duty of loyalty, except, to the extent permitted by applicable
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                           Saifun Semiconductors Ltd.
                           D&O Indemnification Letter

law, for a breach of a duty of loyalty to the Company or a Subsidiary while acting in good faith and having reasonable cause to assume that such act would not prejudice the interests of the Company or a Subsidiary, as applicable;

     2.2. a willful breach of the duty of care or reckless disregard for the circumstances or the consequences of a breach of the duty of care other than a breach arising out of your negligent conduct;

     2.3. an action taken or not taken with the intent of unlawfully realizing personal gain;

     2.4. a fine or penalty imposed upon you for an offense; and

     2.5. a counterclaim made by the Company or a Subsidiary or in their name in connection with a claim against the Company or a Subsidiary, as applicable, filed by you.

3. ADVANCE OF AMOUNTS. The Company will advance all reasonable amounts needed in accordance with Section 1 above on the date on which such amounts are first payable by you ("TIME OF INDEBTEDNESS"), and with respect to items referred to in Sections 1.2 and 1.3 above, even prior to a court or arbitral decision. Advances given to cover legal expenses in criminal proceedings will be repaid by you to the Company if you are found guilty of a crime that requires proof of criminal intent, and other advances will be repaid by you to the Company if it is determined that you are not lawfully entitled to such indemnification.

     As part of the aforementioned undertaking, the Company will make available to you any reasonable security or guarantee that you may be required to post in accordance with an interim decision given by a court or an arbitrator, including for the purpose of substituting liens imposed on your assets.

4. TIME OF INDEBTEDNESS. The Company will indemnify you even if at the relevant Time of Indebtedness you are no longer a director or an officer of the Company or of a Subsidiary, provided that the obligations are in respect of actions taken by you while you were a director or an officer as aforesaid, and in such capacity.

5. LIMITED ACTIONS WITH RESPECT TO SECTION 1.1. The indemnification under
Section 1.1 above will be limited to the expenses mentioned therein to the matters mentioned therein (as long as the indemnification with respect thereto is not restricted by applicable law and the provisions of Section 2 above), insofar as they result from your Actions in the following matters or in direct connection therewith (which have been determined by the Board of Directors as anticipated in view of the Company's actual activities at the time of providing the commitment):

     5.1. the offering of securities by the Company and/or by a shareholder to the public and/or to private investors or the offer by the Company to purchase securities from the public and/or from private investors or other holders pursuant to a prospectus, agreements, notices, reports, tenders and/or other proceedings;

     5.2. occurrences in connection with investments that the Company and/or its Subsidiaries make in other corporations whether before and/or after the investment is made, entering into the transaction, the execution, development and monitoring thereof, including actions taken by you in the name of the Company and/or a Subsidiary as a director, officer, employee and/or board observer of such corporation and the like;

     5.3. the sale, purchase and holding of negotiable securities or other investments for or in the name of the Company and/or a Subsidiary;


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                           Saifun Semiconductors Ltd.
                           D&O Indemnification Letter

     5.4. actions in connection with the merger of the Company and/or a Subsidiary with or into another entity;

     5.5. actions in connection with the sale of the operations and/or business, or part thereof, of the Company and/or a Subsidiary;

     5.6. without derogating from the generality of the above, actions in connection with the purchase or sale of companies, legal entities or assets, and the division or consolidation thereof;

     5.7. actions relating to the operations and management of the Company and/or its Subsidiaries;

     5.8. actions relating to agreements and transactions of the Company and/or its Subsidiaries with others such as: customers, suppliers, contractors, consultants, business partners etc.;

     5.9. actions concerning the approval of transactions of the Company and/or its Subsidiaries with officers and/or directors and/or holders of controlling interests in the Company and/or its Subsidiaries;

     5.10. monetary liabilities to third parties relating to the return of loans;

     5.11. actions taken in connection with labor relations and/or employment matters in the Company and/or its Subsidiaries and trade relations of the Company and/or its Subsidiaries, including with employees, employees' option plans, independent contractors, customers, suppliers and various service providers;

     5.12. actions in connection with the testing of products developed by the Company and/or its Subsidiaries or in connection with the distribution, sale, license or use of such products;

     5.13. actions taken in connection with the intellectual property of the Company and/or its Subsidiaries, and its protection, including the registration or assertion of rights to intellectual property and the defense of claims related to intellectual property;

     5.14. actions taken in connection with the approval and execution of financial reports and business reports and the representations made in connection therewith; and

     5.15. actions taken pursuant to or in accordance with the policies and procedures of the Company and/or its Subsidiaries, including without limitation, actions taken in accordance with the signature rights of the Company and/or its Subsidiaries, whether such policies and procedures are published or not.

6. AMOUNT LIMITATION WITH RESPECT TO SECTION 1.1. Under the Company's Articles of Association, as may be amended from time to time, and as required by the Companies Law-1999, the Company may undertake to indemnify a director and/or officer, provided that an undertaking under Section 1.1 provided by the Company in advance is limited to an amount or criteria determined by the Board of Directors of the Company as reasonable under the circumstances. Therefore, unless otherwise determined by the Company, the aggregate indemnification amount paid by the Company under Section 1.1 above (in addition to sums that will be paid by the insurance company under an insurance policy acquired by the Company, and to the extent such sums will be paid, and not including any retroactive indemnification paid by the Company in accordance with its Articles of Association, as may be amended from time to time), to all directors and officers in the Company, in the aggregate: (i) with respect to a public offering of the Company's securities, shall not exceed the gross proceeds raised by the Company


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                           D&O Indemnification Letter

or any other party in such public offering (including, without limitation, any secondary or incidental offering), and (ii) in all other respects shall not exceed the maximum assets of the Company available as permitted by law.

7. OTHER PAYMENT RECEIVED. The Company will not indemnify you for any liability with respect to which you have received payment by virtue of an insurance policy, exemption or another indemnification agreement other than for amounts which are in excess of the amounts actually paid to you pursuant to any such insurance policy, exemption or other indemnity agreement (including deductible amounts not covered by insurance policies).

8. THIRD PARTY AMOUNTS. The Company will be entitled to any amount collected from a third party in connection with liabilities indemnified hereunder.

9. LIMITATIONS. In all indemnifiable circumstances indemnification will be subject to the following:

     9.1. You shall promptly notify the Company of any legal proceedings initiated against you and of all possible or threatened legal proceedings without delay following your first becoming aware thereof, and you shall deliver to the Company, or to such person as it shall advise you, without delay all documents you receive in connection with these proceedings, and provide such other information and cooperation as the Company shall reasonably request; provided however, that your failure to provide such notice or deliver such documents shall not affect your right to indemnification hereunder unless and to the extent such failure materially and adversely prejudices the Company's ability to defend such proceedings.

     9.2. Other than with respect to proceedings that have been initiated against you by the Company or in its name (i.e. derivative claims), the Company shall be entitled to undertake the conduct of your defense in respect of such legal proceedings and/or to hand over the conduct thereof to any attorney which the Company may choose for that purpose, except under such circumstances according to which there is reasonably likely to be conflict of interest between you and the Company in the conduct of such defense.

     Notwithstanding the foregoing, you will be entitled to appoint at your own expense an attorney of your own that shall accompany you in such procedure. Your attorney shall be fully updated on the defense procedure, and the Company and the attorney conducting the legal defense on behalf of the Company shall fully cooperate with your attorney, including regularly consulting with your attorney on the measures taken in the course of the defense.

     The Company and/or its attorney appointed by it as aforesaid shall be entitled, within the context of the conduct as aforesaid, to conclude such proceedings, all as it shall see fit, including by way of settlement. At the request of the Company, you shall execute all documents reasonably required to enable the Company and/or its attorney as aforesaid to conduct your defense in your name, and to represent you in all matters connected therewith, in accordance with the aforesaid.

     For the avoidance of doubt, in the case of criminal proceedings the Company and/or its attorney as aforesaid will not have the right to plead guilty in your name or to agree to a plea-bargain in your name without your written consent. Furthermore, in a civil proceeding (whether before a court or as a part of a compromise arrangement), the Company and/or its attorney will not have the right to admit to any occurrences that are not indemnifiable pursuant to this Letter of Indemnification and/or pursuant to applicable law, without your written consent. However, the aforesaid will not prevent the Company and/or its attorney as aforesaid, with the approval of the Company, coming to a financial arrangement with a plaintiff in a civil


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                           Saifun Semiconductors Ltd.
                           D&O Indemnification Letter

proceeding without your consent so long as such arrangement will not be an admittance of an occurrence not indemnifiable pursuant to this Letter of Indemnification and/or pursuant to applicable law.

     9.3. You will fully cooperate with the Company and/or its attorney as aforesaid in every reasonable way as may be required of you within the context of their conduct of such legal proceedings, including but not limited to the execution of power(s) of attorney and other documents, provided that the Company shall cover all costs incidental thereto such that you will not be required to pay the same or to finance the same yourself.

     9.4. If, in accordance with Section 9.2, the Company has taken upon itself the conduct of your defense, the Company will have no liability or obligation pursuant to this Letter of Indemnification or the above resolutions to indemnify you for any legal expenses, including any legal fees, that you may expend in connection with your defense, except to which the Company in its absolute discretion shall agree and except for reasonable expenses incurred by you pursuant to the second paragraph of Section 9.2 hereinabove.

     9.5. The Company will have no liability or obligation pursuant to this Letter of Indemnification or the above resolutions to indemnify you for any amount expended by you pursuant to any compromise or settlement agreement reached in any suit, demand or other proceeding as aforesaid without the Company's consent to such compromise or settlement.

     9.6. If required by law, the Company's authorized organs will consider the request for indemnification and the amount thereof and will determine if you are entitled to indemnification and the amount thereof.

10. COMPANY'S UNDERTAKING. If for the validation of any of the undertakings in this Letter of Indemnification, any act, resolution, approval or other procedure is required, the Company undertakes to cause them to be done or adopted in a manner which will enable the Company to fulfill all its undertakings as aforesaid.

11. RETROACTIVE INDEMNIFICATION. For the avoidance of doubt, it is hereby clarified that nothing contained in this Letter of Indemnification or in the above resolutions derogates from the Company's right upon its sole discretion, to indemnify you post factum for any amounts which you may be obligated to pay as set forth in Section 1 above without the limitations set forth in Sections 5 and/or 6 above.

12. SEVERABILITY. If any undertaking included in this Letter of Indemnification is held invalid or unenforceable, such invalidity or unenforceability will not affect any of the other undertakings which will remain in full force and effect. Furthermore, if such invalid or unenforceable undertaking may be modified or amended so as to be valid and enforceable as a matter of law, such undertakings will be deemed to have been modified or amended, and any competent court or arbitrator are hereby authorized to modify or amend such undertaking, so as to be valid and enforceable to the maximum extent permitted by law.

13. GOVERNING LAW AND JURISDICTION. This Letter of Indemnification and the agreement herein shall be governed by and construed and enforced in accordance with the laws of the State of Israel without regard to the conflict of laws thereof and the competent courts of Tel-Aviv/Yafo shall have exclusive jurisdiction over any dispute arising between the parties with respect of this Letter of Indemnification.

14. ENTIRE AGREEMENT. This Letter of Indemnification cancels any preceding letter of indemnification that may have been issued to you.


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                           Saifun Semiconductors Ltd.
                           D&O Indemnification Letter


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                           Saifun Semiconductors Ltd.
                           D&O Indemnification Letter

This letter is being issued to you pursuant to the resolutions adopted by the Board of Directors of the Company on September 12, 2005.

                                        Very truly yours,

                                        SAIFUN SEMICONDUCTORS LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


     Kindly sign and return the enclosed copy of this letter to acknowledge your agreement to the contents hereof.

Name:
      -------------------------------


By:
    ---------------------------------
Title:
       ------------------------------
Date:
      -------------------------------


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